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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Soliciting Material Pursuant to §240.14a-12
Aethlon Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AETHLON MEDICAL, INC.
7825 FAY AVENUE, LA JOLLA, CALIFORNIA 92037

NOTICE OF MEETING OF SHAREHOLDERS

    September 21, 2001

    The Annual Meeting of Shareholders of Aethlon Medical, Inc. will be held at the offices of the corporation at 7825 Fay Avenue, Suite 200, La Jolla, California 92037, telephone number (858) 456-5777, on Monday, October 29, 2001 at 10:00 a.m. to consider and take action upon the following matters:

  1.
  Election of Directors,

  2.
  Ratification of the selection of Squar, Milner, Reehl & Williamson LLP, independent certified public accountants, as auditors for the corporation, and

  3.
  Transaction of such other business as may properly come before the meeting.

    All persons who were holders of record of common shares at the close of business on September 14, 2001, and no others shall be entitled to vote at such meeting.

James A. Joyce Secretary

    SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

AETHLON MEDICAL, INC.

PROXY STATEMENT

    This statement is furnished in connection with the solicitation by the Board of Directors of Aethlon Medical, Inc. (hereinafter referred to as the Company) of proxies to be used at the Annual Meeting of Shareholders to be held on October 29, 2001 (the "Meeting").

Record Date

    The record date for the Meeting is September 14, 2001 (the "Record Date"). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.

Shareholders Entitled to Vote

    Each share of the Company's common stock, $.001 par value, ("Common Stock") outstanding at the close of business on the Record Date will be entitled to one vote on all matters submitted to a vote at the Meeting. As of June 30, 2001, there were 3,629,705 shares of Common Stock outstanding. Each outstanding share is entitled to one vote on each matter properly brought before the Meeting other than the election of Directors which is by cumulative voting.

Quorum

    A majority of the shares entitled to vote, present in person or represented by proxy at the Meeting, shall constitute a quorum.

Required Vote

    Directors shall be elected by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting.

    The proposal to ratify the appointment of auditors requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Meeting.

Proxies

    All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

    If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not anticipate that any other matters will be raised at the Meeting.

    Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Meeting and voting in person (although attendance at the Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Aethlon Medical, Inc., 7825 Fay Avenue, Suite 200, La Jolla, California 92037, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the Meeting.

Documents Incorporated by Reference

    The Company specifically incorporates the consolidated financial statements for the year ended March 31, 2001, filed as part of the 2001 Annual Report on Form 10-KSB ("2001 Annual Report") in response to Item 13 of the Form 10-KSB. The 2001 Annual Report and accompanying consolidated financial statements have been sent simultaneously with this Proxy Statement or have been previously provided to all stockholders entitled to vote at the Meeting. If you did not receive a copy of the 2001 Annual Report and consolidated financial statements, please contact the Company and request that the information be sent to you. A copy of the 2001 Annual Report may be obtained from the Company without cost to the requesting Stockholder by contacting the Company.

1.  ELECTION OF DIRECTORS

    A board of six directors is to be elected at the Meeting for a one-year term. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's nominees named below.

    The six nominees selected by the Board of Directors are listed on the following pages. Stockholders have cumulative voting rights when voting for Directors; accordingly, any Stockholder may multiply the number of shares he or she is entitled to vote by the number of Directors to be elected and allocate votes among the candidates in any manner. There are no conditions precedent to the exercise of the right to cumulate votes in the election of Directors of the Company. Stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company. The six Director nominees receiving the highest number of votes will be elected. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

    The Board of Directors intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Form. If you do not wish your Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy Form.

    If at the time of the Meeting one or more of the nominees have become unavailable to serve, Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors.

    Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years and other major affiliations.

  James A. Joyce

    As the founder of Aethlon Medical, Mr. Joyce has led the efforts that have resulted in the recent acquisitions of Hemex, Inc., Syngen Research, Inc. and Cell Activation, Inc. Effective June 1, 2001, Mr. Joyce was appointed President and Chief Executive Officer of the Company. Since 1993, Mr. Joyce was the Chief Executive Officer of James Joyce & Associates; an organization that provided management consulting and investment banking advisory services to CEO's and CFO's of publicly traded companies. Previously, Mr. Joyce was Chief Executive Officer of Mission Labs, Inc., and a principal in charge of U.S. operations of London Zurich Securities, Inc. Mr. Joyce is a graduate from the University of Maryland.

  Franklyn S. Barry, Jr.

    Mr. Barry has over 25 years of experience in managing and building companies. He was President and Chief Executive Officer of Hemex from April 1997 through May 31, 2001 and President and CEO of the Company from March 10, 1999 to May 31, 2001. He became a director of the Company on March 10, 1999. From 1994 to April 1997, Mr. Barry was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of Barrister Global Services Network, Inc., a publicly traded company.

  Richard H. Tullis, Ph.D

    Dr. Tullis has extensive biotechnology management and research experience, and is the founder of Syngen Research, Inc., a wholly-owned subsidiary of Aethlon Medical, Inc. Dr. Tullis became a vice president and director of the Company in January, 2000. Effective June 1, 2001, Dr. Tullis was appointed Chief Scientific Officer of the Company. Previously, Dr. Tullis co-founded Molecular Biosystems, Inc., a former NYSE company. At Molecular Biosystems, Dr. Tullis was Director of Research and Development, Director of Oligonucleotide Hybridization, Senior Research Scientist and Member of the Board of Directors. In research, Dr. Tullis developed and patented the first application of oligonucleotides to antisense antibiotics and developed new methods for the chemical synthesis of DNA via methoxy-phosphorochloridites. Dr. Tullis also co-developed the first applications of covalently coupled DNA-enzyme conjugates using synthetic oligonucleotides during his tenure at Molecular Biosystems. In 1985, Dr. Tullis founded, and served as President and CEO of Synthetic Genetics, Inc., a pioneer in custom DNA synthesis, which was sold to Molecular Biology Resources in 1991. Dr. Tullis also served as interim-CEO of Genetic Vectors, Inc., which completed its IPO under his management, and was co-founder of DNA Sciences, Inc., a company that was eventually acquired by Genetic Vectors. Dr. Tullis received his Ph.D. in Biochemistry and Cell Biology from the University of California at San Diego, and has done extensive post-doctoral work at UCSD, USC, and The Scripps Research Institute.

  Edward G. Broenniman

    Mr. Broenniman became a director of the Company on March 10, 1999. Mr. Broenniman has 30 years of management and executive experience with high-tech, privately held growth firms where he has served as a CEO, COO, or corporate advisor, using his expertise to focus management on increasing profitability and stockholder value. He is the Managing Director of The Piedmont Group, LLC, a venture advisory firm. Mr. Broenniman recently served on the Board of Directors of publicly traded QuesTech (acquired by CACI International), and currently serves on the Boards of four privately-held firms. His nonprofit Boards are the Dingman Center for Entrepreneurship's Board of Advisors at the University of Maryland, the National Association of Corporate Directors, National Capital Chapter and the Board of the Association for Corporate Growth, National Capital Chapter.

  Robert J. Lambrix

    Mr. Lambrix became a director of the Company on February 1, 2000. Since April 2000, Mr. Lambrix has been the Chief Executive Officer of U.S. Medical, Inc., a distributor of new and used medical equipment. From January 1997 to March 2000 he was a management consultant, and he was Chief Financial Officer of Senior Campus Living from April through September of 1996. From March 1994 to May 1995, Mr. Lambrix was a principal with Kotter Associates. He is the former Senior Vice President and Chief Financial Officer of Baxter International, Inc., a global leader in the development, manufacture, and distribution of medical devices and hospital supplies. He also serves as a director of o2wireless Solutions, Inc., a publicly traded company.

  John P. Penhune, Ph.D

    Dr. Penhune was a founder, President, and Chairman of the Board of Cell Activation, Inc. prior to its acquisition by the Company in April 2000, and he was elected a director of the Company at that time. In addition, he is Senior Vice President for Research at Science Applications International Corporation (SAIC), a Fortune 500 company with annual sales exceeding $5 billion.

    Dr. Clara Ambrus, the inventor of the Hemopurifier cartridge and founder of Hemex, Inc., has retired from her position as Chief Scientific Officer of the Company effective June 1, 2001 and will not stand for re-election to the board of directors.

    The Board of Directors has an Audit Committee and a Compensation Committee. The current Audit Committee is comprised of Mr. Lambrix, Chairman, Mr. Broenniman, and Dr. Penhune. The current Compensation Committee is comprised of Mr. Broenniman, Chairman, Mr. Lambrix, and Dr. Penhune. It submits recommendations to the Board on all matters relating to the compensation of officers and key employees. Both committees held their first meeting in May 2000.

    Other than the Audit and Compensation Committees, the Company does not have any standing nominating or other committees of the Board of Directors. Each of the directors is serving for a term that extends to the next Annual Meeting of Shareholders of the Company. During the fiscal year ended March 31, 2001, the Board of Directors held three meetings. Dr. Clara Ambrus and Robert J. Lambrix attended less than 75% of the board meetings held during the fiscal year.

    At a meeting held on May 31, 2000, the Board of Directors approved a fee arrangement for non-employee directors, effective with the May 31, 2000 meeting. The annual retainer consists of a stock option to purchase 2,000 shares of the Company's common stock issued at 75% of the average closing price of the stock for the 30 days prior to issuance. A cash fee of $1,000 for each day or partial day spent attending board and committee meetings is also paid. The cash fee for telephonic attendance is $500. In addition, the directors will receive an option to purchase 100 shares of the Company's common stock for each board and committee meeting attended in person or by phone. The exercise price for these options is calculated in the same manner as the annual retainer. The Company will also reimburse all out-of-pocket expenses incurred to attend meetings.

    Under the fee arrangement described above, the three non-employee directors received options to purchase a total of 8,500 shares of the Company's common stock with exercise prices ranging from $1.78 to $5.80 per share covering the retainer and board and committee meetings through June 30, 2001.

    No director of the Company has resigned or declined to stand for re-election to the Board of Directors because of disagreement with the Company on any matters relating to the Company's operations, policies or practices since the date of the last meeting of shareholders.

    VOTE REQUIRED

    Management intends to vote "FOR" all of the Director nominees set forth above.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR THE BOARD OF DIRECTORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Company's shares as of June 30, 2001 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933, (iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all executive officers and Directors of the Company as a group.

Name	Title	Number of Shares		Percent of Class(1)
James A. Joyce	Chairman, Secretary, President, Chief Executive Officer, Director	680,400		18.7%
Accelerated Technologies Fund LLC	Shareholder	580,804		16.0%
Clara M. Ambrus, MD, PhD	Director	450,279		12.4%
Franklyn S. Barry, Jr.	Director	418,593	(2)	10.4%
Deborah Salerno	Shareholder	370,685		10.2%
Edward G. Broenniman	Director	258,774	(3)	7.1%
Richard H. Tullis, PhD	Chief Scientific Officer, Vice President, Director	65,500		1.8%
John P. Penhune, PhD	Director	44,036	(4)	1.2%
Robert J. Lambrix	Director	2,700	(5)	0.1%
All directors and executive officers of Company as a group (7 persons)		1,920,282	(6)	47.4%

(1)
Assumes 3,629,705 shares outstanding plus, for each individual, any securities that such individual has the right to acquire upon the exercise of presently exercisable stock options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person and which are exercisable within 60 days from the date hereof have been exercised.

(2)
Includes the option to purchase 412,500 shares of common stock at an exercise price of $3.00 per share.

(3)
Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife, and options to purchase 2,900 shares of common stock at exercise prices ranging from $1.78 to $5.80 per share.

(4)
Includes options to purchase 2,900 shares of common stock at exercise prices ranging from $1.78 to $5.80 per share.

(5)
Options to purchase 2,700 shares of common stock at exercise prices ranging from $1.78 to $5.80 per share.

(6)
Includes options to purchase 421,000 shares of common stock at exercise prices ranging from $1.78 to $5.80 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers, and greater-than-10% beneficial owners were complied with during the fiscal year ended March 31, 2001.

EXECUTIVE OFFICERS

    The names, ages and positions of the Company's executive officers as of June 30, 2001 are listed below:

Name and Age	Title or Position	Officer Since
James A. Joyce, 39	Chairman, President, Chief Executive Officer and Secretary	March 1999
Richard H. Tullis, Ph.D, 56	Vice President and Chief Scientific Officer	January 2000

    Background information on the executive officers that also serve on the Board is furnished above.

    Effective June 1, 2001, Mr. Joyce was appointed President and Chief Executive Officer of the Company, replacing Mr. Barry, who will continue as a member of the board of directors. Mr. Barry will also serve as a consultant on strategic business issues.

    Also effective June 1, 2001, Dr. Tullis was appointed as the Company's Chief Scientific Officer, replacing Dr. Ambrus, who retired.

    John M. Murray, the Company's Chief Financial Officer retired as of February 28, 2001.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated.

ANNUAL COMPENSATION					LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	RESTRICTED STOCK ($)	OPTIONS/ SARS (#)	LTIP PAYOUTS ($)	ALL OTHER(1)
James A. Joyce Chairman	2000 2001	120,000 120,000	— —	— —	— —	— —	— —	— —
Franklyn S. Barry, Jr. President, CEO	2000 2001	120,000 120,000	— —	— —	— —	412,500 —	— —	— —
Richard H. Tullis, PhD VP, CSO	2000 2001	20,000 90,000	— —	— —	— —	— 30,000	— —	— —

(1)
The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including the reimbursement of health insurance premiums. The value of such benefits cannot be precisely determined; however, the executive officers named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such officers' cash compensation.

    During the fiscal year ended March 31, 2001, Mr. Joyce and Mr. Barry each earned a salary of $120,000 of which $70,000 has been paid and $50,000 is unpaid for each officer as of June 30, 2001. No other officer of the Company received compensation in excess of $100,000 for the fiscal year.

    Upon the Company's acquisition of Syngen Research, Inc. from its sole shareholder, Dr. Richard Tullis, effective January 10, 2000, the Company also entered into a two-year employment agreement with Dr. Tullis. The agreement provides for a base annual compensation of $80,000 and an annual incentive bonus of up to $30,000. Effective January 1, 2001, Dr. Tullis' annual base pay was increased to $120,000. During the fiscal year ended March 31, 2001, Dr. Tullis earned $90,000 of which $67,000 has been paid and $23,000 is unpaid as of June 30, 2001.

    Effective June 1, 2001, the Board of Directors approved the increase of Mr. Joyce's and Dr. Tullis' base annual compensation to $180,000 and $150,000, respectively.

    The agreements with the officers above also provide that the employees are eligible to receive the Company's standard benefits package and participation in an incentive compensation program to be developed and approved by the Board of Directors. Under the terms of the agreements, if the employment with the Company ceases, the employees may become eligible to receive salary and benefits continuation payments for 12 months.

Option Grants—Individual Grants

    During the year ended March 31, 2001, the Company granted an incentive stock option to Dr. Tullis to purchase 30,000 common stock at an exercise price of $2.56 per share. The options vest 50% on January 1, 2002 and 50% on January 1, 2003, upon meeting certain research and development milestones. The option expires December 31, 2010.

    In April 1999, Mr. Barry was granted an incentive stock option to purchase 412,500 shares of common stock at an exercise price of $3.00 per share, which vested fully in September 2000 and expires September 11, 2005.

    There were no in-the-money options at March 31, 2001 related to the option grants above (assuming a market value of $2.50 on March 31, 2001).

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Nevada law. Such limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

    The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws permit such indemnification.

    At present, there is no pending litigation or proceeding involving any director, officer, employee, or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    Certain officers of the Company and other related parties have advanced the Company funds, agreed to defer compensation and paid expenses on behalf of the Company to cover short-term working capital shortages. These non interest-bearing amounts have been included as due to related parties in the consolidated financial statements filed as part of the 2001 Annual Report on Form 10-KSB. Related party liabilities approximated $920,000 and $754,000, respectively, for the years ended March 31, 2001 and 2000.

    Effective January 1, 2000, the Company entered into an agreement with a related party under which an invention and related patent rights for a method of removing HIV and other viruses from the blood using the Hemopurifier™ were assigned to the Company by the inventors in exchange for (1) a royalty to be paid on future sales of the patented product or process equal to 8.75% of net sales, as defined and (2) 12,500 shares of the Company's common stock. Upon the issuance of the first United States patent relating to the invention, the Company is obligated to issue an additional 12,500 shares of common stock to the inventors. If the market trading price of the Company's common stock on the date the patent is issued is below $8 per share, then the number of shares to be issued will be that number which equates to $100,000 of market trading value.

2.  RATIFICATION OF THE SELECTION
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    At the Meeting, a vote of the holders of Common Stock will be taken for the ratification of the selection of the firm of Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), independent certified public accountants, as auditors for the fiscal year ending March 31, 2002.

General

    On November 1, 2000, Freed, Maxick, Sachs & Murphy PC ("Freed Maxick"), the independent certified public accountants that audited the Company's financial statements for the years ended March 31, 2000 and 1999, merged into McGladrey & Pullen, LLP and subsequently McGladrey & Pullen, LLP became the Company's new auditor. Freed Maxick's reports on the Company's financial statements for the years ended March 31, 2000 and 1999 contained an unqualified opinion with an emphasis paragraph describing an uncertainty as to the Company's ability to continue as a going concern. McGladrey & Pullen, LLP has not issued any report on the Company's consolidated financial statements.

    On May 1, 2001, the Company engaged Squar, Milner, Reehl & Williamson, LLP as its principal accountant, replacing McGladrey & Pullen, LLP who has declined to stand for re-election. The registrant's Board of Directors has approved the decision to engage the new accountants.

    During the two most recent fiscal years that Freed Maxick was engaged as the Company's independent certified public accountants, and through the date on which they merged with McGladrey & Pullen, LLP, there were no disagreements with Freed Maxick on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report. From the date of their engagement and through the date on which they declined to stand for re-election, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with a report.

    Squar Milner has no financial interest in the Company. A representative of Squar Milner is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

    Squar Milner performed the audit of the annual consolidated financial statements for the year ended March 31, 2001 and reported their results to the Audit Committee of the Board of Directors. The report of Squar Milner on the consolidated financial statements of the registrant for the fiscal year ended March 31, 2001 was an unqualified opinion, with an emphasis paragraph describing the uncertainties to continue as a going concern. No other services were performed. There are no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit Fees

    Following is a summary of the fiscal 2001 fees paid to Freed Maxick/McGladrey & Pullen, LLP for the audit of the Company's March 31, 2000 consolidated financial statements, reviews of quarterly reports and other reports filed with the SEC in fiscal 2001:

			All Other
Payments in Year Ended	Annual Audit	Tax	Audit- Related	Non-Audit- Related	Total All Other	Total
March 31, 2001	$31,200	$-0-	$9,500	$-0-	$-0-	$46,900

    The Company expects audit fees for the audit of the March 31, 2001 consolidated financial statements by Squar Milner to total approximately $25,000. The Company is current in the payment of fees due.

Report of the Audit Committee

    The Board of Directors of the Company has appointed an Audit Committee currently composed of three directors, Mr. Lambrix, Chairman, Mr. Broenniman, and Dr. Penhune. On May 31, 2000, the Company's Board of Directors adopted a Charter of the Audit Committee. All of the members of the Audit Committee are independent directors pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee meets with management, independent auditors, and appropriate Company financial personnel to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The committee recommends to the Board of Directors the appointment of the independent auditors, subject to ratification by the Stockholders at the Annual Meeting. The Audit Committee reviews the independent auditors proposed audit plan and fees, and the completed audit. The independent auditors periodically meet alone with the committee and always have unrestricted access to the Audit Committee with respect to the Company's accounting practices and procedures and management's compliance with those practices and procedures.

    It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee met in May 2000 and in July 2001, prior to filing the Annual Report on Form 10-KSB for the year ended March 31, 2001.

    The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Squar Milner, the Company's independent auditors for fiscal 2001.

    The Audit Committee has discussed with Squar Milner the matters required to be discussed by Statement on Auditing Standards No. 61.

    The Audit Committee has received from Squar Milner the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Squar Milner `s independence with them, and has considered the compatibility of non-audit services with the auditors' independence.

    Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

      The Audit Committee

      Robert J. Lambrix, Chairman
      Edward G. Broenniman
      John P. Penhune, PhD

Use of the Report of the Audit Committee

    In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

    VOTE REQUIRED

    Ratification of the appointment of auditors requires a majority of the votes cast thereon. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to ratify the auditors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AUDITORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

SHAREHOLDER PROPOSALS

    Proposals of shareholders to be presented to the 2002 annual meeting must be received by the Company on or before April 26, 2002, for possible inclusion in the proxy statement and form of proxy relating to that meeting.

MISCELLANEOUS AND OTHER MATTERS

    Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

    A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH STOCKHOLDER TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO: AETHLON MEDICAL, INC., 7825 FAY AVENUE, SUITE 200, LA JOLLA, CALIFORNIA 92037. COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT, SPECIFICALLY LISTED IN THE ANNUAL REPORT, MAY BE OBTAINED BY STOCKHOLDERS WITH A CHARGE EQUAL TO THE COMPANY'S COST TO COPY AND SEND ANY REQUESTED EXHIBIT.

COST OF PROXY SOLICITATION

    The cost of preparing, assembling, and mailing proxy statements and other material furnished to shareholders in connection with the solicitation of proxies will be borne by the Company. Arrangements will be made with brokerage houses, nominees, fiduciaries, and other custodians to send proxies and proxy material to beneficial owners of the Company's common shares, and the Company will reimburse them for their expenses is so doing. Proxies may be solicited personally or by telephone, fax, e-mail, or regular mail by directors, officers, and regular employees of the Company without additional compensation for such services.

PROXY

AETHLON MEDICAL, INC.

This Proxy is Solicited on Behalf of the Board of Directors of
The Company for the Annual Meeting October 29, 2001

The undersigned hereby constitutes and appoints Richard H. Tullis, Ph.D and Bruce Haglund, and each or either of them, proxies with full power of substitution, to vote for the undersigned all shares of voting securities of Aethlon Medical, Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on October 29, 2001, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as indicated in this proxy, and otherwise in their discretion.

1.	Election of Directors, Nominees:
Franklyn S. Barry, Jr., Edward G. Broenniman, James A. Joyce, Robert J. Lambrix, John P. Penhune, and Richard H. Tullis
/ / FOR all nominees (except as marked to the contrary)
/ / WITHHOLD AUTHORITY to vote for all nominees
For, except vote withheld from the following nomineee(s):

2.	Ratification of Selection of Independent Certified Public Accountants
	/ / FOR	/ / AGAINST	/ / ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card.
Dated: ____________________________________, 2001
PLEASE SIGN EXACTLY AS NAME(S) APPEAR HEREON. JOINT OWNERS SHOULD BOTH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

(Signature of Shareholder(s))
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTATE IF MAILED IN THE UNITED STATES.

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NOTICE OF MEETING OF SHAREHOLDERS
PROXY STATEMENT
1. ELECTION OF DIRECTORS
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
2. RATIFICATION OF THE SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS